Summary Prospectus January 1, 2026
T. ROWE PRICE
Global Allocation Fund
RPGAX TGAFX PAFGX	Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated January 1, 2026, as amended or supplemented, and Statement of Additional Information, dated January 1, 2026, as amended or supplemented.

Summary	1

Investment Objective(s)

The fund seeks long-term capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class		Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.68%		0.68%		0.68%

Distribution and service (12b-1) fees	—		—		0.25

Other expenses	0.24		0.10	[b]	0.35

Acquired fund fees and expenses	0.23		0.23		0.23

Total annual fund operating expenses	1.15	[c]	1.01	[c]	1.51 [c]

Fee waiver/expense reimbursement	(0.13)[e]		(0.18)[b,e]		(0.26)[d,e]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.02	[c]	0.83	[b,c]	1.25 [c,d]

[a]					Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]					T. Rowe Price Associates, Inc., has contractually agreed (through December 31, 2027) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after December 31, 2027, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.05%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).
[c]					The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses.
[d]					T. Rowe Price Associates, Inc., has contractually agreed (through December 31, 2027) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.15%. The agreement may only be terminated at any time after December 31, 2027, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 1.15%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).
[e]					T. Rowe Price Associates, Inc., permanently waives a portion of the fund’s management fee in order to ensure that the fund’s management fee does not duplicate the fund’s management fees of each underlying fund.

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Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$104	$325	$563	$1,248
I Class	85	270	478	1,075
Advisor Class	127	411	730	1,634

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 39.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund seeks to invest in a broadly diversified global portfolio of investments, including U.S. and international stocks, bonds and short-term securities, and alternative investments. The fund uses an active asset allocation strategy in conjunction with fundamental research to select individual investments. T. Rowe Price, the fund’s investment adviser, allocates the fund’s assets among various asset classes and market sectors based on its assessment of U.S. and global economic and market conditions, interest rate movements, industry and issuer conditions and business cycles, and other relevant factors. Under normal conditions, the fund’s portfolio will consist of approximately 60% stocks; 30% bonds, money market securities, and other debt instruments; and 10% alternative investments (each as a percentage of the fund’s net assets).

The fund may also gain exposure to specific asset classes through the use of certain types of derivatives or by investing in other T. Rowe Price mutual funds and exchange-traded funds that focus their investments in a given asset class.

T. Rowe Price may adjust the fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on its outlook for the global economy and securities markets, as well as by adjusting the fund’s overall derivatives exposure and allocations to alternative investments.

Summary	3

The fund expects to normally invest approximately half of its equity investments in U.S. stocks and half in international stocks. When deciding upon overall allocations to stocks, T. Rowe Price examines relative values and prospects among growth- and value-oriented stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets, as well as by evaluating economic conditions affecting the U.S. and international developed and emerging markets. The fund has the flexibility to purchase below investment-grade bonds (also called high-yield bonds or junk bonds).

The fund expects to normally invest approximately one-third of its debt investments in international issuers, and the fund may invest up to 25% of its total assets in debt instruments that are rated below investment grade or deemed to be of comparable quality by T. Rowe Price. The fund expects to invest in a diversified portfolio of debt instruments, including U.S. dollar-denominated and non-U.S. dollar-denominated obligations of U.S. and international issuers (including issuers in emerging markets). The fund may purchase securities of any maturity. Investments are chosen across the entire government, inflation-linked, corporate, and mortgage-backed and asset-backed securities markets, as well as bank loans. When deciding whether to adjust the duration or credit risk exposure of the fund’s debt investments or the fund’s allocations among various sectors, the adviser weighs factors such as the overall outlook for inflation and the global economy, expected interest rate movements and currency valuations, and the yield advantage that lower-rated instruments may offer over investment-grade bonds.

The fund invests in alternative investments, including hedge funds, private funds, or registered investment companies that, in the opinion of T. Rowe Price, have the potential to produce attractive long-term risk-adjusted returns and exhibit a relatively low correlation of returns to more traditional asset classes. The fund’s alternative investments are expected to be less connected to movements in the major equity and bond markets. This is expected to enhance the fund’s overall diversification and offer potentially greater downside protection for the fund than more typical equity investments.

The fund may use a variety of derivatives, such as futures, forwards, options, and swaps for a number of purposes, such as for hedging risk or managing certain exposure. Specifically, the fund uses a variety of options, futures, forwards, and swaps in the following ways: (1) to efficiently access or adjust exposure to certain market segments, (2) in an attempt to manage portfolio volatility, (3) to take long and/or short positions in market segments or specific assets, or (4) to benefit from what the adviser believes is a risk premium in the options market (for example, when an option’s price reflects a greater degree of volatility than would typically be realized in the market).

Options: The fund’s use of options primarily involves selling (also known as “writing”) and buying call or put options (or options on related futures contracts) involving stock and/or bond indexes in an effort to enhance risk-adjusted returns. These option overlay strategies are generally designed to benefit from a risk premium in the options market and dampen the fund’s overall volatility when compared to a pure bond or equity portfolio.

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Futures: The fund buys equity index futures contracts as an efficient means of gaining exposure to a particular segment of the U.S. stock market (for example, U.S. large-cap stocks). The fund uses Treasury futures to adjust portfolio duration or to reduce the fund’s overall volatility to manage the volatility of the fund or one of its underlying strategies. Interest rate futures are typically used as an efficient means of managing the fund’s exposure to interest rate changes and to adjust the portfolio’s duration.

Forwards: The fund uses forward currency exchange contracts primarily to moderate the currency risk associated with the fund’s international equity holdings, which are commonly non-U.S. dollar-denominated.

Swaps: The fund uses credit default swap indexes (CDXs), inflation swaps, and total return swaps. A CDX is a swap on an index of credit default swaps. CDXs are utilized by the fund to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a reference index) rather than transacting in a single-name credit default swap. Inflation swaps, which are tied to a designated inflation index such as the Consumer Price Index (CPI), are typically used to manage the fund’s inflation risk. Equity total return swaps are derivatives that allow investors to receive the full return—including price changes and dividends—of a stock, equity index, or basket of equities over a set period, without actually owning the underlying securities. They provide flexibility for the fund to take either long positions (allowing the fund to benefit from a price increase in the underlying asset) or short positions (allowing the fund to benefit when the underlying asset’s price falls), making them an efficient tool to gain or adjust market exposure, manage risk, or implement investment strategies without transacting in the securities themselves. The fund may hold both long and short positions simultaneously, thereby reducing its net exposure to general market movements.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Summary	5

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Hedge funds: An investment in a hedge fund is considered an illiquid investment by the fund, is not subject to the same regulatory requirements as mutual funds and other registered investment companies, and could underperform comparable hedge funds with similar strategies. Hedge funds are not required to provide periodic pricing or valuation information to investors, and often engage in leveraging, short-selling, commodities investing, and other speculative investment practices that may increase the risk of investment loss. Their underlying holdings are not as transparent to investors or typically as diversified as those of traditional mutual funds and the redemption rights of an investor, such as the fund, are typically limited. All of these factors make investments in hedge funds more difficult to value and monitor when compared with more traditional investments, and increase the fund’s overall liquidity risks.

Alternative investments: The fund’s exposure to alternative investments may prove to be more correlated to the broad markets or the remainder of the fund’s portfolio than anticipated and thus may not realize the intended benefits of such investments.

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

High yield investing: Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, expose the fund to greater volatility and credit risk than investments in bonds that are rated investment grade. Issuers of junk bonds are usually not as strong financially and are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. As a result, bonds rated below investment grade carry a higher risk of default and should be considered speculative.

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Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. The fund’s overall foreign investing risk is increased to the extent it has exposure to emerging markets, which are more volatile than the markets of developed countries.

Derivatives: The use of derivatives exposes the fund to additional volatility and potential losses. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. The use of derivatives includes the risk of potential operational issues, such as settlement issues. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Short positions: A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the fund to suffer a (potentially unlimited) loss. Short sales may also involve transaction and financing costs that will reduce potential fund gains and increase potential fund losses.

Summary	7

Prepayments and extensions: The fund is subject to prepayment risks because the principal on mortgage-backed securities, asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Investments in other funds: The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objective(s) as intended could cause the fund to underperform similarly managed funds.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

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Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	15.42%	Worst Quarter	3/31/20	-15.68%

The fund’s return for the nine months ended 9/30/25 was 12.17%.

Summary	9

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (MSCI All Country World Index Net). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2024

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						05/28/2013
Returns before taxes	9.75%	5.99%	6.33%	—%
Returns after taxes on distributions	8.14	4.74	5.38	—
Returns after taxes on distributions and sale
of fund shares	6.39	4.31	4.75	—
I Class						03/23/2016
Returns before taxes	10.00	6.13	—	7.49
Advisor Class						05/28/2013
Returns before taxes	9.53	5.70	6.08	—

MSCI All Country World Index Net (reflects no deduction for fees or expenses)
	17.49	10.06	9.23	11.01	[a]
Morningstar Global Allocation Index (reflects no deduction for fees, expenses, or taxes)
	9.78	5.45	6.01	6.97	[a]
Lipper Flexible Portfolio Funds Index
	8.18	6.32	6.33	7.56	[a]

[a]	Return since 3/23/16.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Investment Subadviser T. Rowe Price Australia Limited (Price Australia)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Investment Subadviser T. Rowe Price Japan, Inc. (Price Japan)

Investment Subadviser T. Rowe Price Singapore Private Ltd. (Price Singapore)

Name	Title	Managed Fund Since	Joined Investment Adviser
Christina Noonan	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2015
Charles Shriver	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2013	1999
Toby Thompson	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2020	2010*
*	Mr. Thompson originally joined T. Rowe Price in 1993 and returned in 2010.

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Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	F154-045 1/1/26